                                                                   EXHIBIT 10.18

                             THIRTEENTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

     This Thirteenth Amendment to Amended and Restated Loan Agreement (this "Amendment") is dated as of September 19, 2005, by and between SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENTS, INC., a Texas corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Bank").

                                    RECITALS:

     A. Borrower and Bank have entered into that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (as the same has been or may be amended, restated, modified or supplemented from time to time, the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower in the form of a term loan under the terms and provisions stated therein.

     B. Borrower has requested that Bank amend certain provisions of the Agreement to, among other things, (i) modify the Minimum Debt Service Coverage Requirement for Penson Worldwide, (ii) decrease the Regulatory Capital of Penson Financial Services, Inc., and (iii) allow the incurrence of additional Debt by Penson Worldwide, Inc., which Bank is willing to do pursuant to the terms and conditions hereinafter provided.

     C. Borrower and Bank now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1 Modification of Definition. Effective as of the date hereof, the following definition in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

          "EBITDA" means, for each period of determination, the sum of (a) consolidated net income of a Person and its Subsidiaries for such period, as determined in accordance with GAAP, plus (b) to the extent deducted in arriving at consolidated net income for the period, depreciation, amortization, non-cash charges, taxes, and interest expense of such

     Person and its Subsidiaries for such period, provided, however, the Borrower may add back one time non-recurring expenses incurred during its fiscal quarters ending June 30, 2005 and September 30, 2005, associated with severance costs, temporary and contract employee costs, and consultant expenses in an amount not to exceed $1,500,000 in the aggregate for such periods.

     Section 2.2 Addition of Definitions. Effective as of the date hereof, the following definitions are added in alphabetical order to Section 1.1 of the Agreement to read as follows:

          "CCS Transition" means (a) the occurrence of the customer conversions to PFS from CCS that are planned by PFS and (b) the return of capital from CCS to PFS that was loaned by PFS to CCS.

     Section 2.3 Amendment to Section 10.18. Effective as of the date hereof,
Section 10.18 of the Agreement is amended and restated in its entirety as follows:

          Section 10.18. Penson Worldwide Debt. Borrower shall not permit Penson Worldwide to incur any Debt other than the Short Term Debt, the SunGard Debt, and the Service Lloyd's Debt plus $15,000,000 in other Debt. Furthermore, Borrower shall not permit Penson Worldwide to make any prepayments under the SunGard Debt at any time before this Agreement is terminated. In addition, Borrower shall not permit Penson Worldwide to make any payments under the Service Lloyd's Debt, the Short Term Debt, or the SunGard Debt upon the occurrence of a Default or Event of Default under this Agreement, or a "default" (as such term is defined therein) under the Service Lloyd's Debt, the Short Term Debt, or the SunGard Debt.

     Section 2.4 Amendment to Section 11.4. Effective as of the date hereof,
Section 11.4 of the Agreement is amended and restated in its entirety as follows:

          Section 11.4 Monthly Minimum Capital Requirements. Borrower shall cause PFS to maintain as of the end of each fiscal month Regulatory Capital which exceeds the sum of (a) 5% of the Debit Balances, plus (b) the Additional Amount. For purposes of this Section 11.4, "Additional Amount" shall mean $8,000,000, provided, however, the Additional Amount shall mean $3,000,000 until December 30, 2005.

     Section 2.5 Amendment to Section 11.6. Effective as of the date hereof,
Section 11.6 of the Agreement is amended and restated in its entirety as follows:

          Section 11.6 Minimum Debt Service Coverage Requirement. Borrower shall cause Penson Worldwide to maintain, on a consolidated basis with its Subsidiaries, as of the end of each fiscal quarter, tested quarterly for the twelve-month period then ending, a Debt Service Coverage Ratio of at least a ratio of (a) 1.00 to 1.00 for the fiscal quarters ending June 30, 2005, September 30, 2005 and December 31, 2005, and (b) 1.25 to 1.00
     thereafter.

                                  ARTICLE III

                              Conditions Precedent

     Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

               (1) Amendment. This Amendment, duly executed by Borrower and ratified by Guarantors;

               (2) Attorneys' Fees and Expenses. Payment of all outstanding attorneys' fees and expenses incurred by Bank in connection with the Agreement, as amended; and

               (3) Amendment Fee. Payment of an amendment fee in the amount of $30,000 to Bank.

               (4) Additional Information. Such additional documents, instruments and information as Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

          (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date in which case they shall have been true and accurate in all respects as of such earlier date.

          (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                                  Miscellaneous

     Section 4.1 Representations and Warranties. Borrower hereby represents and warrants to Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the

Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

     Section 4.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

     Section 4.3 Reference to the Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 4.4 Expenses of Bank. As provided for in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

     Section 4.5 Severabilitv. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 4.6 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns.

     Section 4.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original (including electronic copies) but all of which when taken together shall constitute one and the same instrument.

     Section 4.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.10 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

EXECUTED as of the day and year first above written.

                                          BORROWER:

                                          SAI HOLDINGS, INC., formerly known as
                                          SERVICE ASSET INVESTMENTS, INC.


                                          By: /s/ ROGER J. ENGEMOEN, JR.
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          BANK:

                                          GUARANTY BANK


                                          By: /s/ CASWELL O. ROBINSON, JR.
                                             -----------------------------------
                                          Name: Caswell O. Robinson, Jr.
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------









                                 Signature Page
                             Thirteenth Amendment to
                       Amended and Restated Loan Agreement

                REAFFIRMATION OF AMENDED AND RESTATED GUARANTIES

     Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment to which this Reaffirmation of Amended and Restated Guaranties is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under certain Fifth Amended and Restated Guaranties (Limited) dated as of December 31, 2002 (each, a "Guaranty"), executed or joined in by each of the undersigned and delivered to Bank, (iii) reaffirms its obligations under its respective Guaranty, and (iv) agrees that its Guaranty remains in full force and effect, as limited by the terms of such Guaranty, and is hereby ratified and confirmed.

Dated as of September___, 2005.

                                             GUARANTORS:




                                             -----------------------------------
                                             William D. Gross




                                             -----------------------------------
                                             Daniel P. Son




                                             -----------------------------------
                                             Philip A. Pendergraft




                                             -----------------------------------
                                             Roger J. Engemoen, Jr.